UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2024

INNO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Texas	001-41882	87-4294543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2465 Farm Market 359 South Brookshire, TX	77423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 909-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	INHD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

As previously disclosed, on December 4, 2023, Inno Holdings Inc. (the “Company”) entered into that certain underwriting agreement (the “Underwriting Agreement”) with AC Sunshine Securities LLC (the “Representative”), as representative of the underwriters listed on Schedule A thereto. On March 1, 2024, Company and the Representative entered into a limited waiver of underwriting agreement (the “Limited Waiver”).

Pursuant to the Limited Waiver, the Company and the Representative agreed to waive certain provisions of the Underwriting Agreement, including (i) the lock-up period pursuant to Section 3(n), (ii) the restriction on continuous offerings pursuant Section 3(o), (iii) the Representative’s right of first refusal pursuant to Section 3(q), (iv) the Representatives right to participate in any tail financing pursuant to Section 3(r) and (v) the Representative’s observer’s rights pursuant to Section 12.

Additionally, on March 1, 2024, the Company entered into a warrant assumption agreement (the “Assumption Agreement”) with the Representative to assume those certain underwriter’s warrants (the “Warrants”) for the purchase an aggregate amount of 201,250 shares of the Company’s common stock no par value, issued by the Company to the Representative on December 18, 2023, in connection with the Company’s initial public offering. Pursuant to the Assumption Agreement, the Company paid an aggregate amount of $13,000 for the assumption of the Warrants. As of March 1, 2024, the Warrants are no longer outstanding.

The foregoing description of the Limited Waiver and Assumption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Limited Waiver and Assumption Agreement, which Are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Limited Waiver of Underwriting Agreement, dated March 1, 2024, by and between the Company and the Representative.
10.2	Warrant Assumption Agreement, dated March 1, 2024, by and between the Company and the Representative
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNO HOLDINGS INC.

By:	/s/ Dekui Liu
Name:	Dekui Liu
Title:	Chief Executive Officer, Director and Chairman

Date: March 4, 2024